GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Large Cap Disciplined Value VIP Fund

Guardian Diversified Research VIP Fund

Supplement dated October 5, 2018

to the Prospectus and Statement of Additional Information

Dated May 1, 2018

Effective immediately, the following changes are made to the Prospectus and the Statement of Additional Information (“SAI”), as applicable:

The “Management” section on page 28 of the Prospectus is revised to add the following individuals as Portfolio Managers of Guardian Large Cap Disciplined Value VIP Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
David T. Cohen, CFA	Co-Portfolio Manager	October 5, 2018
Stephanie McGirr	Co-Portfolio Manager	October 5, 2018

Mark E. Donovan and David J. Pyle remain as Portfolio Managers of the Fund.

The “Portfolio Managers—Guardian Large Cap Disciplined Value VIP Fund” section on page 94 of the Prospectus has been revised to add the following:

David T. Cohen, CFA

Co-Portfolio Manager of Boston Partners

Mr. Cohen is a portfolio manager for the Boston Partners Large Cap Value strategy. Previous experience includes managing a portion of the Boston Partners Long/Short Research strategy and as an equity analyst specializing in the energy sector as well as the engineering & construction, and metals & mining industries. He has deep experience analyzing and understanding capital intensive commodity oriented businesses. He joined the firm from Loomis Sayles where he had over 8 years of experience as a portfolio manager for their Research Fund, as well as running a global energy hedge fund. As an equity analyst he covered the energy, materials, and industrials sectors. Prior to joining Loomis Sayles, Mr. Cohen was in consultant relations at MFS Investment Management. He received a B.A. degree from the University of Michigan and his M.S. in Finance from Brandeis University. He holds the Chartered Financial Analyst® designation. He has fourteen years of experience.

Stephanie McGirr

Co-Portfolio Manager of Boston Partners

Ms. McGirr is a portfolio manager for the Boston Partners Large Cap Value strategy. Previous experience includes managing a portion of the Boston Partners Long/Short Research strategy and as a fundamental equity analyst specializing in the health care services, insurance, restaurant, retail, and apparel industries. Over the course of her tenure at Boston Partners, Stephanie also covered the consumer staples and business services industries. She started with Boston Partners in 2002 as a research and quantitative assistant in the firm’s research group. She joined the firm from Arthur Andersen where she was an operations associate. Ms. McGirr holds a bachelor’s degree in English from Colgate University. She has sixteen years of experience.

The “Other Accounts Managed” section on page 63 of the SAI is revised to add the following information as of 8/31/18:

Subadviser/Portfolio Manager(s)	Types of Account	Total Number of Other Accounts Managed	Total Assets by Other Accounts Managed ($ millions)	Number of Other Accounts Managed Paying Performance Fee	Total Assets of Other Accounts Managed Paying Performance Fee ($ millions)
Boston Partners David T. Cohen	Registered Investment Companies	3	$17,246	0	$0
	Other Pooled Investment Vehicles	3	$3,424	0	$0
	Other Accounts	225	$14,138	3	$174
Boston Partners Stephanie McGirr	Registered Investment Companies	3	$17,246	0	$0
	Other Pooled Investment Vehicles	3	$3,424	0	$0
	Other Accounts	225	$14,138	3	$174

As of August 31, 2018, Mr. Cohen and Ms. McGirr did not own any shares of the Guardian Large Cap Disciplined Value VIP Fund.

The address for Putnam Investment Management, LLC, the Subadviser to the Guardian Diversified Research VIP Fund, in the “Subadvisers” section on page 91 of the Prospectus is revised as follows: “Putnam Investment Management, LLC (“Putnam”) is located at 100 Federal Street, Boston, MA 02110.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.